Vessels, Net	12 Months Ended
Dec. 31, 2020
Vessels, Net [Abstract]
Vessels, Net
6.	Vessels, Net:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	December 31, 2020	December 31, 2019
Cost:
Beginning balance	292,280	270,814
- Additions	15,590	21,466
Ending balance	307,870	292,280

Accumulated depreciation:
Beginning balance	(38,499)	(27,600)
- Depreciation for the period	(12,634)	(10,899)
Ending balance	(51,133)	(38,499)

Net book value	256,737	253,781

On May 26, 2020, the Company entered into an agreement with an unaffiliated third party for the purchase of a secondhand Capesize vessel, the Goodship, for a gross purchase price of $11,400. The vessel was delivered to the Company on August 7, 2020. The acquisition of the vessel was financed with cash on hand, as sourced through its equity capital raising activities in 2020 (Note 11).

During the year ended December 31, 2020, the Company installed an exhaust gas cleaning system, or scrubber, on one of its vessels. The cost of this scrubber amounted to $3,705 in the aggregate. During 2019, the Company installed scrubbers on five of its vessels. The cost of these scrubbers amounted to $21,435 in the aggregate. The cost of the scrubbers was accounted as major improvement and was capitalized to vessels’ cost and will be depreciated over the remaining useful life of each vessel. Additionally, an amount of $485 and $31 of expenditures were capitalized during the years ended December 31, 2020 and 2019, respectively. Amounts paid for the additions are included in “Vessels acquisitions and improvements” under “Cash flows from investing activities” in the consolidated statements of cash flows.

As of December 31, 2020, all vessels, except for the Knightship and the Championship that are financed through other financial liabilities (sale and leaseback agreements) and the Goodship that is unencumbered, are mortgaged to secured loans of the Company (Note 7).